UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

SkyWater Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40345	37-1839853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East 86th Street Bloomington, Minnesota	55425
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 851-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SKYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2023, the Board of Directors (“Board”) of SkyWater Technology, Inc. (the “Company”) elected General Edward M. Daly to serve on the Board effective October 1, 2023. Gen. Daly will serve as a director for a term expiring at the Company’s 2024 Annual Meeting of Stockholders.

The Board has determined that Gen. Daly is independent under Nasdaq rules. In conjunction with Gen. Daly’s election to the Board, the Board appointed him to the Compensation Committee of the Board.

Gen. Daly’s compensation will be consistent with that of other non-employee directors paid by the Company pursuant to its Non-Employee Director Compensation Policy, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on December 15, 2021. Such compensation will be pro-rated to reflect the actual time Gen. Daly serves on the Board. In addition, the Board has approved a pro-rated annual grant of restricted stock units to Gen. Daly pursuant to the Company’s standard form of restricted stock unit agreement for directors.

There are no arrangements or understandings between Gen. Daly and any other person pursuant to which he was selected as a director, and there are no transactions related to the Company in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K. Additionally, in connection with his appointment, Gen. Daly will enter into a standard indemnification agreement with the Company in the form previously approved by the Board, a copy of which was filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWater Technology, Inc.

Date: August 18, 2023	/s/ Thomas J. Sonderman
	Name:	Thomas J. Sonderman
	Title:	President and Chief Executive Officer